SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  July 31, 2001


                           CONTINENTAL AIRLINES, INC.
             (Exact name of registrant as specified in its charter)


              Delaware                    0-09781                74-2099724
(State or other jurisdiction      (Commission File Number)   (IRS Employer
of incorporation)                                            Identification No.)


1600 Smith Street, Dept. HQSEO, Houston, Texas                      77002
(Address of principal executive offices)                          (Zip Code)


                                 (713) 324-5000
              (Registrant's telephone number, including area code)

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Item 7.  Financial Statements and Exhibits.

(c) Exhibits. The Exhibit Index is hereby incorporated by reference. The documents listed on the Exhibit Index are filed as Exhibits with reference to the Registration Statement on Form S-3 (Registration No. 333-57188) of Continental Airlines, Inc. The Registration Statement and the final Prospectus Supplement, dated July 13, 2001, to the Prospectus, dated March 23, 2001, relate to the offering of Continental Airlines, Inc.'s Class D Pass Through Certificates, Series 2001-2.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CONTINENTAL AIRLINES, INC.


                                          By  /S/ JENNIFER L. VOGEL
                                              --------------------------------
                                              Jennifer L. Vogel
                                              Vice President and General Counsel

August 10, 2001

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                                  EXHIBIT INDEX

1.1 Underwriting Agreement, dated July 13, 2001, among Morgan Stanley & Co. Incorporated and Credit Suisse First Boston Corporation, as Underwriters, Credit Suisse First Boston, New York Branch, as Depositary, and Continental Airlines, Inc.

4.1 Trust Supplement No. 2001-2D-O, dated July 31, 2001, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated as of September 25, 1997

4.2 Trust Supplement No. 2001-2D-S, dated July 31, 2001, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated as of September 25, 1997

4.3 Amendment No. 1 to Intercreditor Agreement (1997-4), dated as of July 31, 2001, among Continental Airlines, Inc., Wilmington Trust Company, as Trustee, ABN AMRO Bank N.V., Chicago Branch, as Liquidity Provider, Westdeutsche Landesbank Girozentrale, New York Branch, as Liquidity Provider, and Wilmington Trust Company, as Subordination Agent

4.4 Amendment No. 1 to Intercreditor Agreement (1998-1), dated as of July 31, 2001, among Continental Airlines, Inc., Wilmington Trust Company, as Trustee, AIG Matched Funding Corp., as Liquidity Provider, and Wilmington Trust Company, as Subordination Agent

4.5 Amendment No. 1 to Intercreditor Agreement (1998-3), dated as of July 31, 2001, among Continental Airlines, Inc., Wilmington Trust Company, as Trustee, Westdeutsche Landesbank Girozentrale, New York Branch, as Liquidity Provider, Morgan Stanley Capital Services, Inc., as Liquidity Provider, and Wilmington Trust Company, as Subordination Agent

4.6 Amendment No. 1 to Intercreditor Agreement (1999-1), dated as of July 31, 2001, among Continental Airlines, Inc., Wilmington Trust Company, as Trustee, Bayerische Landesbank Girozentrale, as Liquidity Provider, and Wilmington Trust Company, as Subordination Agent

4.7 Amendment No. 1 to Intercreditor Agreement (1999-2), dated as of July 31, 2001, among Continental Airlines, Inc., Wilmington Trust Company, as Trustee, Bayerische Landesbank Girozentrale, as Liquidity Provider, and Wilmington Trust Company, as Subordination Agent

4.8 Amendment No. 1 to Intercreditor Agreement (2000-1), dated as of July 31, 2001, among Continental Airlines, Inc., Wilmington Trust Company, as Trustee, Landesbank Hessen-Thuringen Girozentrale, as Liquidity Provider,

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      Morgan Stanley Capital Services, Inc., as Liquidity Provider, and
      Wilmington Trust Company, as Subordination Agent

4.9 Amendment No. 1 to Intercreditor Agreement (2000-2), dated as of July 31, 2001, among Continental Airlines, Inc., Wilmington Trust Company, as Trustee, Landesbank Hessen-Thuringen Girozentrale, as Liquidity Provider, and Wilmington Trust Company, as Subordination Agent

4.10 Deposit Agreement, dated as of July 31, 2001, between Wells Fargo Bank Northwest, National Association, as Escrow Agent, and Credit Suisse First Boston, New York Branch, as Depositary

4.11 Escrow and Paying Agent Agreement, dated as of July 31, 2001, among Wells Fargo Bank Northwest, National Association, as Escrow Agent, Morgan Stanley & Co. Incorporated and Credit Suisse First Boston Corporation, as Underwriters, Wilmington Trust Company, as Trustee, and Wilmington Trust Company, as Paying Agent

4.12 Note Purchase Agreement, dated as of July 31, 2001, among Continental Airlines, Inc., Wilmington Trust Company, as Trustee, and Subordination Agent, Wells Fargo Bank Northwest, National Association, as Escrow Agent, and Wilmington Trust Company, as Paying Agent

4.13 Form of Amendment to Owned Aircraft Participation Agreement between Continental Airlines, Inc. and Wilmington Trust Company, as Mortgagee, Subordination Agent and Trustee (Exhibit A-1 to Note Purchase Agreement)

4.14 Form of Amendment to Owned Aircraft Indenture between Continental Airlines, Inc. and Wilmington Trust Company, as Securities Intermediary and as Mortgagee (Exhibit A-2 to Note Purchase Agreement)

4.15 7.568% Continental Airlines Pass Through Certificate 2001-2D-O, Certificate No. 1

23.1  Consent of Aircraft Information Services, Inc., dated July 13, 2001

23.2  Consent of AVITAS, Inc. dated July 13, 2001

23.3  Consent of Morten Beyer and Agnew, Inc., dated July 13, 2001

23.4  Consent of BK Associates Inc., dated July 13, 2001

23.5  Consent of AvSolutions, Inc., dated July 13, 2001